UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 31, 2008

GLOBAL MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-22083	84-1116894
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

12600 West Colfax, Suite C-420, Lakewood, Colorado		80215
(Address of principal executive offices)		(Zip Code)

(303) 238-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     The information set forth in Item 2.01 below is hereby incorporated by reference in this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On July 31, 2008, Global Med Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with BlueRidge Solutions, L.C., a Virginia limited liability company d/b/a/ eDonor (“eDonor”). Pursuant to the terms of the Agreement, on July 31, 2008, in exchange for consideration that included $3,500,000, 1,180,173 shares of the Company’s common stock (the “Shares”) and the assumption of certain liabilities, eDonor sold substantially all of its assets to the Company (the “Acquisition”). eDonor is a web-based donor relationship management system that integrates recruitment, scheduling, retention and fulfillment for national as well as local community blood centers.

     Pursuant to the terms of the Agreement, eDonor is not permitted to transfer the Shares until after July 31, 2009. After July 31, 2009, eDonor shall be permitted to transfer the Shares, subject to the following restrictions: (i) the maximum number of Shares that may be sold per day on the public market may not exceed 20% of the daily average trading volume for the previous 10 trading days; and (ii) the maximum number of Shares that may be sold per day in private transactions may not exceed 200,000 Shares.

     Pursuant to the terms of the Agreement, the Company has entered into employment agreements with the two principals of eDonor, Michael Pandelakis and Andrew Pandelakis.

     The foregoing description of the Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as an exhibit to this report.

Item 8.01

Other Events.

     On August 1, 2008, the Company issued a press release that announced that the Acquisition had closed. Such press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

     The financial information required by Item 9.01(a) of Form 8-K has not been included with this filing and will be included by amendment to this Current Report on Form 8-K no later than 71 calendar days after this initial report must be filed.

(b) Pro Forma Financial Information.

     The financial information required by 9.01(b) of Form 8-K has not been included with this filing and will be included by amendment to this Current Report on Form 8-K no later than 71 calendar days after this initial report must be filed.

(c) Shell Company Transactions.

Not applicable

(d)	Exhibits.

	2.1	Asset Purchase Agreement dated July 31, 2008 between the Company and eDonor

	99.1	Press Release of Global Med Technologies, Inc. dated August 1, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MED TECHNOLOGIES, INC.

By: /s/Darren Craig
           Darren Craig
          Acting Chief Financial Officer

Date: August 6, 2008

Exhibit Index

Exhibit No. Description

2.1	Asset Purchase Agreement dated July 31, 2008 between the Company and eDonor

99.1	Press Release of Global Med Technologies, Inc. dated August 1, 2008